CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT

                                    18 U.S.C.
                                      1350
          AS ADOPTED PURSUANT TO 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Fred Narcross, President of Morgan Equities Group, Inc., (The
Registrant),there being no Chief Financial officer at this time, do hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. This Quarterly Report on Form 10-QSB of the Registrant for the period ending June 30, 2006, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities exchange Act of 1934; and,

2. The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Registrant for the period covered.

Date: August 18, 2006

                                  /s/ Fred Narcross, President